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                                                                   EXHIBIT 32.01

                CERTIFICATIONS BY THE CHIEF EXECUTIVE OFFICER AND
                     CHIEF FINANCIAL OFFICER RELATING TO THE
                  ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

In connection with the Annual Report of Education Management Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Security and Exchange Commission on the date hereof (the "Report"), I, John
R. McKernan, Jr., Chief Executive Officer of the Company, hereby certify in such capacity pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2003


/s/ JOHN R. MCKERNAN, JR.
-----------------------------------
John R. McKernan, Jr.
Chief Executive Officer

In connection with the Annual Report of Education Management Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Security and Exchange Commission on the date hereof (the "Report"), I, Robert T. McDowell, Chief Financial Officer of the Company, hereby certify in such capacity pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,that, to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2003


/s/ ROBERT T. MCDOWELL
-----------------------------------
Robert T. McDowell
Chief Financial Officer

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